UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22938

Cohen & Steers Active Commodities Strategy Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue New York, NY		10017
(Address of principal executive offices)		(Zip code)

Tina M. Payne 280 Park Avenue New York, NY 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	April 30

Date of reporting period:	July 31, 2016

Item 1. Schedule of Investments

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

July 31, 2016 (Unaudited)

	Number of Shares	Value
SHORT-TERM INVESTMENTS 88.9%
MONEY MARKET FUNDS 7.4%
State Street Institutional Treasury Money Market Fund, 0.18%(a)	500,000	$500,000

		Principal Amount
U.S. TREASURY BILLS 81.5%
U.S. Treasury Bill, 0.25%, due 10/20/16(b)		$4,400,000	4,397,558
U.S. Treasury Bill, 0.27%, due 11/10/16(b),(c),(d)		700,000	699,524
U.S. Treasury Bill, 0.36%, due 12/1/16(b),(c)		370,000	369,642
			5,466,724

TOTAL INVESTMENTS (Identified cost—$5,965,325)	88.9%		5,966,724
OTHER ASSETS IN EXCESS OF LIABILITIES(e)	11.1		744,457
NET ASSETS	100.0%		$6,711,181

Note: Percentages indicated are based on the net assets of the Fund.

(a)   Rate quoted represents the annualized seven-day yield of the Fund.

(b)   The rate shown is the effective yield on the date of purchase.

(c)   All or a portion of this security is held by Cohen & Steers Active Commodities Strategy Ltd., a wholly-owned subsidiary (the Subsidiary).

(d)   All or a portion of this security has been pledged as collateral for futures contracts. $491,111 in aggregate has been pledged as collateral to Morgan Stanley & Co. LLC.

(e)   Other assets in excess of liabilities include unrealized appreciation/depreciation on open futures contracts at July 31, 2016.

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Futures contracts outstanding at July 31, 2016 were as follows:

Number of Contracts(a)	Description	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)

	LONG FUTURES OUTSTANDING
5	Aluminum HG LME	$205,031	September 19, 2016	$2,216
2	Aluminum HG LME	82,350	November 14, 2016	1,431
13	Brent Crude Oil(b)	571,740	September 30, 2016	(55,237)
2	Brent Crude Oil(b)	90,140	November 30, 2016	(205)
3	Copper	166,612	September 28, 2016	13,003
20	Corn	334,500	September 14, 2016	(75,429)
6	Corn	102,825	December 14, 2016	1,478
2	Gasoline RBOB	110,830	August 31, 2016	(17,718)
2	Gasoline RBOB	102,841	October 31, 2016	(3,753)
7	Gold	950,250	December 28, 2016	5,647
1	Gold	136,140	February 24, 2017	663
3	KC Wheat	61,463	September 14, 2016	(3,421)
10	Lean Hogs(b)	275,900	August 12, 2016	(59,702)
16	Light Sweet Crude Oil	665,600	August 22, 2016	(133,554)
2	Light Sweet Crude Oil	96,080	November 20, 2017	(8,886)
4	Live Cattle	178,760	October 31, 2016	1,285
20	Natural Gas	575,200	August 29, 2016	36,011
12	Natural Gas	369,120	October 27, 2016	13,435
10	Nickel LME	636,840	September 19, 2016	84,367
2	Nickel LME	127,680	November 14, 2016	378
4	NY Harbor ULSD	219,660	August 31, 2016	(41,773)
3	NY Harbor ULSD	170,717	October 31, 2016	(4,711)
4	Silver	406,940	September 28, 2016	47,614
10	Soybean	501,500	November 14, 2016	(70,191)
6	Soybean Meal	208,620	December 14, 2016	(33,617)
10	Soybean Oil	185,100	December 14, 2016	(12,457)
10	Sugar 11	213,360	September 30, 2016	(7,197)
9	Sugar 11	195,955	February 28, 2017	12,857
8	Wheat	163,100	September 14, 2016	(4,369)
5	Wheat	108,938	December 14, 2016	25
7	Zinc LME	392,437	September 19, 2016	30,601

	SHORT FUTURES OUTSTANDING
2	Aluminum HG LME	(82,012)	September 19, 2016	(1,519)
2	Cotton No. 2	(74,040)	December 7, 2016	(9,583)

2

13	Iron Ore 62	$(72,124)	September 30, 2016	$(3,004)
5	Lean Hogs(b)	(118,100)	October 14, 2016	16,209
5	Light Sweet Crude Oil	(215,450)	October 20, 2016	11,971
2	Light Sweet Crude Oil	(87,680)	November 21, 2016	15,400
6	Natural Gas	(199,200)	November 28, 2016	(24,273)
4	Nickel LME	(254,736)	September 19, 2016	40,332
3	Nickel LME	(191,799)	December 19, 2016	(32,730)
1	Silver	(102,685)	March 29, 2017	(516)
9	Sugar 11	(190,109)	April 28, 2017	(11,407)
4	Wheat	(92,050)	March 14, 2017	(251)
2	Zinc LME	(112,125)	September 19, 2016	(8,531)
1	Zinc LME	(56,175)	December 19, 2016	(10,878)
				$(299,989)

(a) Represents positions held in the Subsidiary.

(b) Futures contracts are cash settled based upon the price of the underlying commodity.

Glossary of Portfolio Abbreviations

HG	High Grade
LME	London Metal Exchange
RBOB	Reformulated Gasoline Blendstock for Oxygen Blending
ULSD	Ultra Low Sulfur Diesel

3

Cohen & Steers Active Commodities Strategy Fund, Inc.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)

Note 1.      Portfolio Valuation

Futures contracts traded on a commodities exchange or board of trade are valued at their settlement price at the close of trading on such exchange or board of trade. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business.

Readily marketable securities traded in the over-the-counter market are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to Cohen & Steers Capital Management, Inc. (the investment advisor), subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the valuation of any investment pursuant to the valuation policy and procedures set forth above does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for

Cohen & Steers Active Commodities Strategy Fund, Inc.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

the investment or liability.  The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 investments as of July 31, 2016.

The following is a summary of the inputs used as of July 31, 2016 in valuing the Fund’s investments carried at value:

		Quoted Prices In Active Markets for Identical Investments	Other Significant Observable Inputs	Significant Unobservable Inputs
	Total	(Level 1)	(Level 2)	(Level 3)
Short-Term Investments	$5,966,724	$—	$5,966,724	$—
Total Investments(a)	$5,966,724	$—	$5,966,724	$—
Futures Contracts	$334,923	$334,923	$—	$—
Total Unrealized Appreciation in Other Financial Instruments(a)	$334,923	$334,923	$—	$—
Futures Contracts	$(634,912)	$(634,912)	$—	$—
Total Unrealized Depreciation in Other Financial Instruments(a)	$(634,912)	$(634,912)	$—	$—

(a) Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.

Note 2.      Derivative Instruments

The following is a summary of the Fund’s derivative instruments as of July 31, 2016:

Futures contracts	$(299,989)

Cohen & Steers Active Commodities Strategy Fund, Inc.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following summarizes the volume of the Fund’s futures contracts activity during the three months ended July 31, 2016:

Futures Contracts
Average Notional Balance - Long	$8,720,265
Average Notional Balance - Short	(1,859,649)
Ending Notional Balance - Long	8,606,230
Ending Notional Balance - Short	(1,848,285)

Futures Contracts: The Fund uses futures contracts as its primary investment strategy in order to gain exposure to the underlying commodities markets. Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. With exchange traded futures contracts, the exchange or board of trade acts as the counterparty to futures transactions; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Additionally, credit risk exists in exchange traded futures contracts with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of certain positions. In certain circumstances, the futures commissions merchant (FCM) can require additional margin on the futures contracts which would subject the Fund to counterparty credit risk with the FCM.

Morgan Stanley & Co. LLC serves as the Fund’s FCM for the purpose of trading in commodity futures contracts, options and interests therein.

Cohen & Steers Active Commodities Strategy Fund, Inc.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Note 3.      Income Tax Information

As of July 31, 2016, the federal tax cost and unrealized appreciation and depreciation in value of securities held were as follows:

Cost for federal income tax purposes	$5,965,325
Gross unrealized appreciation	$1,399
Gross unrealized depreciation	—
Net unrealized appreciation	$1,399

Item 2. Controls and Procedures

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act as of a date within 90 days of the filing of this report.

(b)                                 During the last fiscal quarter, there were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a)                                 Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President

Date: September 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin	By:	/s/ James Giallanza
	Name: Adam M. Derechin		Name: James Giallanza
	Title: President and Principal Executive Officer		Title: Treasurer and Principal Financial Officer

Date: September 22, 2016